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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2000
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                                 Blue Zone, Inc.
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             (exact name of registrant as specified in its charter)



Nevada                          0-29907                      86-0863053
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(State or other                 (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)


       329 Railway Street, 5th Floor, Vancouver, British Columbia V6A 1A4
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               (Address of principal executive offices) (Zip Code)



Registrant's Telephone Number, including Area Code:  (604) 685-4310
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS



         On September 8, 2000, we completed a private placement of our securities with Millennium Partners LP, Elliott Associates, L.P. and Westgate International, L.P. At closing, we received gross proceeds of $4,000,000 from the investors for which we issued and sold a total of 705,467 shares of common stock and warrants to acquire an additional 148,148 shares of common stock. The warrants are exercisable at $8.10 per share for a period of three years. While the warrants are outstanding, if we sell any of our securities at a price below the exercise price of the warrants, the exercise price of the warrants will be lowered to the price at which we sold those new securities. We will receive an additional $1,000,000 when a registration statement covering the securities sold to the investors is declared effective by the Securities and Exchange Commission. We also granted the investors an option, which is exercisable for one year, to acquire up to an additional $2,000,000 of our common stock and warrants at then prevailing market prices, provided that our stock price exceeds $7.08 when the option is exercised.

         Commencing 90 days after closing and for every 90 days thereafter for a period of two years, the investors may be entitled to receive additional shares of common stock if our stock price declines and remains below $7.08. The number of additional shares to which the investors may become entitled will be based on the then current market price for our stock and on the number of shares of common stock and warrants (excluding any securities held as result of exercise of the option described in the previous paragraph) held by the investors at the time of the adjustment. If as a result of stock price declines, we ever become required to issue more than an additional 705,467 shares of common stock, we have the option to pay an equivalent amount of cash to the investors instead.
If our stock price drops substantially and we do not exercise our option to pay cash, we would be required to issue a significant number of additional shares which could cause substantial dilution to our stockholders. After we complete the required registration described in the next paragraph, if our stock trades for ten consecutive trading days at or above a price of $12.40 per share, the investors will no longer have the right to acquire any additional shares as a result of decreases in our common stock price.

         We are required to file a registration statement with the Securities and Exchange Commission to register the securities sold in the private placement by October 23, 2000. If we do not file the registration statement by October 23, 2000, we will be required to pay $100,000 (plus two percent of the proceeds we receive as result of any option exercises by the investors) to the investors for every 30 day period that the registration is not filed. In addition, if the Securities and Exchange Commission does not declare the registration statement effective by December 17, 2000, we will be required to pay $100,000 (plus two percent of the proceeds we receive as result of any option exercises by the investors) to the investors for every 30 day period that the registration is not effective. If there are interruptions of the effectiveness of the registration for more than ten consecutive days or 30 days in any twelve month period, we will be required to pay $100,000 (plus two percent of the proceeds we receive as result of any option exercises by the investors) to the investors for every 30 day period that the effectiveness of the registration is interrupted. If the registration statement is not effective by April 16, 2001 or if there are interruptions of the effectiveness of the registration for more than 25 consecutive days



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or 45 days in any twelve month period, the investors can require us to redeem all of the securities acquired in the private placement at a price determined in accordance with a formula that will result in a premium in excess of what the investors paid for the securities.

         We are required to keep the registration statement effective until the later to occur of (i) the date on which sales of all the investors' securities may be made in accordance with the exemption from the registration requirements in Rule 144(k) under the Securities Act of 1933, as amended, or (ii) no warrants or options are outstanding. In connection with the required registration, we have agreed to indemnify the investors in connection with any claims made against the investors which result from our misstatements or omissions in the prospectus relating to their securities.

         In connection with the private placement, we paid commissions and fees of $335,000 and issued a warrant to acquire 28,218 shares, exercisable at $8.10 per share, to Ladenburg Thalmann which acted as a broker in connection with the private placement.


SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995


         This filing contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control. Some of these risks and uncertainties include:

-        plans for and ability to hire additional personnel;

-        business strategy, including development of our MediaBz software;

-        expectations for future expansion both in the U.S. and elsewhere;

-        anticipated growth in revenue;

-        uncertainty regarding our future operating results;

-        uncertainty regarding future capital to fund our operations; and

- plans, objectives, expectations and intentions contained in this report that are not historical facts.

         All statements, other than statements of historical fact included in this report, regarding our strategy, future operations, financial position, estimated revenues or losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this report, the words "will", "believe", anticipate", "intend", estimate", "expect", "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. All forward-looking statements speak only as of the date of this report. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, intentions and expectations reflected in



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or suggested by the forward-looking we make in this report are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

         2.1 Common Stock Investment Agreement by and among Blue Zone, Inc., Millennium Partners LP, Elliott Associates, L.P. and Westgate International, L.P., dated as of September 8, 2000. (A list of exhibits and schedules to this agreement is set forth in the exhibit. Blue Zone agrees to furnish to the Commission supplementally, upon request, a copy of any such exhibits or schedules not otherwise filed with this Report.)

         4.1      Form of Initial Warrants dated September 8, 2000.

         4.2      Form of Adjustment Warrants dated September 8, 2000.

         4.3      Form of Options dated September 8, 2000.

         4.4 Registration Rights Agreement by and among Blue Zone, Inc., Millennium Partners, LP, Elliott Associates, L.P and Westgate International, L.P., dated as of September 8, 2000.

         99.1     Press Release dated September 12, 2000.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BLUE ZONE, INC.
                                       (Registrant)


Dated:  September 18, 2000             By:        /s/ Bruce Warren
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                                             Name:    Bruce Warren
                                             Title:   Chief Executive Officer







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